UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period:  January 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund
(Ticker: PSYPX)

ANNUAL REPORT
January 31, 2015

Palmer Square Income Plus Fund
a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Expense Example	35

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Income Plus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

January 2015

In this shareholder letter, we will provide general market commentary followed by a separate discussion on the Palmer Square Income Plus Fund (the "Fund") performance, attribution, and portfolio allocation. Given what we believe is a unique risk/reward opportuity, we continue to focus on the Collateralized Loan Obligation (CLO) space.

Market Viewpoint / Outlook

In 2014, the story of the CLO markets has all been based on new issue supply. CLO new issuance for 2014 was $117 billion which is an all-time market record. Elevated CLO new issuance has primarily been driven by increased investor demand for AAA debt and CLO equity. While those two areas of the capital structure have had demand high enough to match the robust supply and keep prices relatively stable, the remaining pieces of the CLO debt capital structure (e.g., AA, A, BBB, BB primarily) have actually become cheaper this year. Investor demand has undoubtedly increased for all pieces of rated CLO debt; however, not at a rate commensurate with the supply that has had to be absorbed by the market. Supply has been a headwind to total returns in this space. As a result, we believe the entry point for the CLO debt the Fund focuses on continues to be attractive. We include below a bar graph of CLO issuance by year.

Source: Credit Suisse US FID Credit Strategy / Intex, S&P, Moody's, Wells Fargo Securities, LLC

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

In our opinion, this decline in prices is entirely technical in nature, and we believe the fundamentals of the investment opportunity have not changed at all. Moreover, as discussed earlier, demand for CLO debt has increased significantly as new investors seeking yield have entered the space. In our opinion, the key factor is that demand just hasn't been able to keep up with the rampant supply.

As far as illustrating this market decline in prices for CLO spreads, please see the table below provided by Morgan Stanley research. We are often asked about the appropriate entry point. Hopefully, this table illustrates the opportunity, which we believe is significant, and well-off the tights (or market highs) of 2013.

Spread to LIBOR	2014 Q4 End	2014 Q1 End	2013 Yr End	2013 Tights	YTD Chg (bps)
AAA	148 - 168	150 - 160	145 - 155	110 - 115	+8
AA	245 - 265	200 - 225	200 - 225	155 - 175	+42.5
A	330 - 370	300 - 325	300 - 325	265 - 285	+37.5
BBB	435 - 500	390 - 415	410 - 435	365 - 385	+45
BB	650 - 725	585 - 625	600 - 635	525 - 575	+70
Equity	12-15%	10%	12%	10 - 12%

Source: Morgan Stanley; spreads are for 2.0 issuance; please note that spreads do not include LIBOR/forward LIBOR and the potential for price appreciation.

Portfolio Snapshot - Income Plus Fund

Please refer to the tables below for a portfolio snapshot as of 1/31/2015.

Portfolio Construction
Portfolio as % of NAV
AA	6%
A	2%
BBB	59%
BB	25%
B	1%
Other	1%

Position Summary
Interest Rate Duration	0.21 yrs
Standard Deviation	1.30%
Weighted Average Price	$95.55
Sharpe Ratio	0.82
Beta vs. S&P 500	-0.02

Credit Quality Distribution

Credit quality distribution as % of NAV and does not include cash and/or hedges. Please see Notes and Disclosure.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Performance / Allocation - Palmer Square Income Plus Fund

The Palmer Square Income Plus Fund has returned 1.25% since inception 2/28/2014 to 1/31/2015 (net of fees).

Fund Performance Net of Fees as of 1/31/2015 (inception 2/28/2014)

	January	3 Months	6 Months	Fund Since Inception Annualized
PSYPX	0.30%	0.97%	0.37%	1.25%
Barclays U.S. Aggregate Bond Index	2.10%	2.92%	4.36%	6.05%
3 Month USD LIBOR Index	0.03%	0.07%	0.13%	0.23%

Annual Expense Ratio: Gross 0.95% / Net 0.75%. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until May 31, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund's advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. Shares redeemed within 180 days of purchase are subject to a 2% redemption fee. The performance data does not reflect the deduction of the fee, and that, if reflected, the fee would reduce the performance quoted. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Allocation and Attribution (please see Notes and Disclosure)

	Q1 2014 Allocation	Q2 2014 Allocation	Q3 2014 Allocation	Q4 2014 Allocation	1/31/2015 Allocation	2/28/2014 to 1/31/2015 Gross Attribution
AA	4%	5%	5%	6%	6%	0.10%
A	3%	2%	2%	2%	2%	0.07%
BBB	49%	60%	60%	60%	59%	1.00%
BB	19%	24%	25%	25%	25%	0.62%
B	3%	1%	1%	1%	1%	0.02%
Other	-	-	-	-	1%	0.00%

Gross attribution does not include hedges and/or expenses.

As shown in the table above regarding gross attribution since inception (02/28/2014) ending 1/31/2015, the Fund made money in every rating category. Palmer Square did not change the Fund's allocation significantly quarter-over-quarter.

With regard to performance, we would like to highlight three aspects of performance that we believe are important for our investors to understand:

•	Despite the spread widening for 2014, we made money on our positions which we believe is due to yield capture as well as our superior security selection. Our investment team performs rigorous bottoms-up analysis which entails a three-pronged approach: manager diligence, structure/documentation, and collateral analysis.

•	We also believe we were able to add value due to our opportunistic mandate and ability to rotate the portfolio in search of what we believe to be the best relative value regardless of the credit rating, vintage, or manager.

•	Finally, the Fund had relatively little energy exposure as compared to other high yield credit alternative types.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Views on Risk Retention and Supply

When we analyze what we believe went right and wrong for 2014, we feel very good with how we managed the Fund. We feel very confident in the fundamentals and go-forward positioning. In our view, the only headwind to achieving robust risk-adjusted returns was the excess supply that hit the market. With that in mind, what is our view on supply going forward and how will the risk retention rules that were recently announced affect overall market supply? To start, some backdrop on risk retention is helpful. Risk retention is the regulators' way of ensuring that the manager of a CLO (or any asset-backed security) has their own capital at risk side-by-side with investors. In our opinion, the ultimate effect of risk retention should be positive as we believe it will further strengthen the CLO structure and risk framework while also potentially reducing future supply. We believe supply could decrease as managers who do not have the capital to invest in their own deals would likely be unable to issue new CLOs. Conversely, we believe that demand for floating rate debt with significant yield and low credit risk will continue to ramp. Ultimately, this ruling could be a nice tailwind for CLO pricing. Please note that the timing of this 'supply reduction' catalyst is uncertain as this ruling does not take effect for two years. It is unclear whether the market will permit managers to rush and price additional transactions quickly (while still possible) or whether the market will begin to heavily differentiate between managers who are risk-retention compliant and those who will likely not be compliant. Either way, it is our opinion that risk retention as well as the 2014 record supply have the potential to slow year- over-year new issue supply.

From a portfolio management standpoint, Palmer Square has spent a great deal of due diligence time dissecting the CLO manager universe to assess which managers we believe will likely continue to thrive in a post-risk retention world and which managers we believe will likely see their business begin to contract. For managers that rely on the management fees of a serial issuance of CLOs to fund their operations, we believe these managers may not be able to continue recruiting and maintaining key talent without the ongoing fees generated by their CLO platforms.

During the past two quarters, in addition to scrubbing the portfolio to avoid managers who we believe might struggle with risk retention, we also believe we took advantage of the widening in spreads to 'go up in quality'. We were able to buy what we consider to be attractive CLO debt securities. Ultimately, it is our opinion that our portfolio is very well- positioned to prosper regardless of the regulatory and credit environment.

Potential Upside Opportunity

As we have done in previous letters, we want to continue to include our views on why we believe the opportunity in CLOs exist when many other areas of credit have recovered significantly. Ultimately, while the timing is unclear, we believe spreads will tighten, driving capital appreciation. To-date, though, we believe spread compression (i.e., price appreciation) has not occurred due to both cyclical reasons (e.g., supply/demand and lack of retail flow) and systemic reasons (e.g., perceived complexity and lack of expertise). We believe the cyclical reasons can correct over somewhat shorter periods of time (which could potentially lead to strong total returns) while the systemic issues have contributed to low levels of efficiency in the marketplace (which we believe could lead to outsized yield opportunities for a long period of time).

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Cyclical reasons:

•	Lack of retail mutual fund flows - unlike many other areas of credit, CLOs have not had the 'retail mutual fund flow'. The floating rate bank loan space has seen record inflows from mutual funds - this serves as one reason why bank loans now offer yields similar to their pre-2008 tights. In contrast, the CLO space historically has been almost entirely institutional.

•	Supply / demand - as discussed earlier in the letter, the demand side of CLOs has not kept up with the incredibly robust supply. Given the record new issuance, demand for CLOs seems to have just been enough to soak-up the issuance. In addition, we believe the CLO space is still building back the base of investors that it lost during the crisis due to balance sheet and regulatory changes (i.e., the major European and Japanese banks and prop desks).

Systemic issues:

•	Perceived complexity - the acronym CLO starts with a 'C'. We believe that some potential investors forget to focus on the next letter which is an 'L' (it is not a 'D' for CDO or 'M' for CMO). Collateralized loan obligations differ from these other two securities. We believe the misperception that they are all similar has also contributed to this higher yield opportunity persisting longer than most would have expected.

•	Lack of expertise in market - we believe a broader range of investors are just beginning to figure out how to evaluate corporate credit in a structure. Today, most asset management firms have a research team that understands how to evaluate single-name credit (i.e., picking bonds or loans in retail or consumer or technology). Most asset management firms also appear to have structure expertise, but it is typically mortgage- based structure expertise (i.e., RMBS, CMBS, etc.). While it appears to be gradually changing, few asset management firms seem to have an integrated team that has structured corporate credit experience.

When will spread compression occur? We believe one of the best aspects of this opportunity is that, in our opinion, the exact timing is not critical to strong risk-adjusted returns. If 'spread compression' (i.e., price appreciation) does not occur: we believe this opportunity will continue to offer better relative value than other areas of comparably-rated credit. We believe an investor can obtain strong yields plus 'pull to par' because bonds are typically bought at a discount and the investments have an expected life of 5-7 years. In our view, the additional yield/pull to par could naturally be realized over those years. Conversely, if spread compression does occur, we believe the total return boost could happen sooner and yields could be lower on a go-forward basis.

What potential catalysts exist? Many catalysts exist including, in our opinion, a slowdown in new issuance (as described earlier) and increased demand from new buyers such as mortgage players and other traditional asset managers.

Given the environment and opportunity, we are pleased with the Fund's positioning and look forward to continuing to report to our investors. Thank you for your continued investment. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only. This overview is a summary and does not purport to be complete.

The strategy allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both strategy and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on strategy allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund's investment objective will be met. This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market-value weighted index provided by Standard & Poor's comprised of 500 stocks chosen for market size and industry group representation. The 3-Month LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

LIBOR, London Inter-Bank Offer Rate, is the interest rate that banks charge each other for loans. This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

Ratings listed herein are assigned by Standard & Poor's (S&P) and Moody's Investor Service (Moody's). Credit quality ratings are measured on a scale with S&P's credit quality ratings ranging from AAA (highest) to D (lowest) and Moody's credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund's portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified," meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds", are rated below investment grade by at least one of Moody's, S&P or Fitch (or if unrated, determined by the Fund's advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The thoughts and views of Palmer Square are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Income Plus Fund
FUND PERFORMANCE at January 31, 2015 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Barclays U.S. Aggregate Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Total Returns as of January 31, 2015	3 Months	Since Inception* (Cumulative)
Palmer Square Income Plus Fund	0.97%	1.25%
Barclays U.S. Aggregate Bond Index	2.92%	6.05%

*   The Fund commenced operations on February 28, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and Net Expense Ratios for the Fund were 0.95% and 0.75% respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for expenses is in effect until May 31, 2015.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 180 days of purchase will be charged a 2.00% redemption fee.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS
As of January 31, 2015

Principal Amount		Value

	BONDS – 92.1%
	ASSET-BACKED SECURITIES – 92.1%
$2,000,000	Acis CLO 2014-3 Ltd. (Cayman Islands) 2.755%, 2/1/2026[1,2,3]	$1,874,721
2,000,000	Adams Mill CLO Ltd. (Cayman Islands) 3.753%, 7/15/2026[1,2,3]	1,870,185
1,000,000	ALM VI Ltd. (Cayman Islands) 4.991%, 6/14/2023[1,2,3]	1,001,195
1,550,000	AMMC CLO XII Ltd. (Cayman Islands) 5.232%, 5/10/2025[1,2,3]	1,370,866
3,000,000	Anchorage Capital CLO 2014-5A B Ltd. (Cayman Islands) 2.353%, 10/15/2026[1,2,3]	2,913,754
2,000,000	Apidos CDO 2012-11X D (Cayman Islands) 4.507%, 1/17/2023	1,986,919
6,700,000	Apidos CLO XI (Cayman Islands) 4.507%, 1/17/2023[1,2,3]	6,656,178
2,760,000	Apidos CLO XIV (Cayman Islands) 3.753%, 4/15/2025[1,2,3]	2,615,159
1,750,000	Apidos CLO XV (Cayman Islands) 3.507%, 10/20/2025[1,2,3]	1,633,060
6,000,000	Atrium CDO Corp. (Cayman Islands) 6.257%, 10/23/2022[1,2,3]	5,920,200
4,000,000	Atrium IX (Cayman Islands) 3.736%, 2/28/2024[1,2,3]	3,806,010
3,000,000	Atrium X (Cayman Islands) 3.754%, 7/16/2025[1,2,3]	2,857,031
	Atrium XI (Cayman Islands)
1,500,000	5.335%, 10/23/2025[1,2,3]	1,372,500
1,000,000	6.285%, 10/23/2025[1,2,3]	870,442
	Avalon IV Capital Ltd. (Cayman Islands)
7,750,000	4.107%, 4/17/2023[1,2,3]	7,690,613
2,000,000	5.857%, 4/17/2023[1,2,3]	1,961,779
4,750,000	Babson CLO Ltd. 2012-II (Cayman Islands) 4.482%, 5/15/2023[1,2,3]	4,734,418
5,000,000	Babson CLO Ltd. 2013-I (Cayman Islands) 3.757%, 4/20/2025[1,2,3]	4,768,543
6,000,000	Babson CLO Ltd. 2014-I (Cayman Islands) 3.707%, 7/20/2025[1,2,3]	5,661,926
3,000,000	Babson CLO Ltd. 2014-II (Cayman Islands) 3.866%, 10/17/2026[1,2,3]	2,855,240
4,250,000	Babson CLO Ltd. 2014-III (Cayman Islands) 3.732%, 1/15/2026[1,2,3]	4,001,642
	Battalion CLO V Ltd. (Cayman Islands)
2,000,000	3.757%, 4/17/2026[1,2,3]	1,875,155
3,000,000	5.007%, 4/17/2026[1,2,3]	2,625,000

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$5,000,000	Battalion CLO VII Ltd. (Cayman Islands) 4.100%, 10/17/2026[1,2,3]	$4,785,333
5,000,000	Benefit Street Partners CLO V Ltd. (Cayman Islands) 3.807%, 10/20/2026[1,2,3]	4,675,000
2,500,000	Birchwood Park CLO Ltd. (Cayman Islands) 3.703%, 7/15/2026[1,2,3]	2,348,679
6,000,000	Blue Hill CLO Ltd. (Cayman Islands) 3.753%, 1/15/2026[1,2,3]	5,623,516
1,510,000	BlueMountain CLO 2012-1 Ltd. (Cayman Islands) 5.757%, 7/20/2023[1,2,3]	1,454,870
2,060,000	BlueMountain CLO 2013-1 Ltd. (Cayman Islands) 4.832%, 5/15/2025[1,2,3]	1,810,761
2,000,000	BlueMountain CLO 2013-2 Ltd. (Cayman Islands) 3.807%, 1/22/2025[1,2,3]	1,911,800
4,000,000	BlueMountain CLO 2013-3 Ltd. (Cayman Islands) 2.103%, 10/29/2025[1,2,3]	3,883,898
2,250,000	BlueMountain CLO Ltd. (Cayman Islands) 4.232%, 8/16/2022[1,2,3]	2,249,928
4,500,000	Carlyle Global Market Strategies CLO 2014-3 Ltd. (Cayman Islands) 3.956%, 7/27/2026[1,2,3]	4,306,795
7,000,000	Catamaran CLO 2013-1 Ltd. (Cayman Islands) 4.006%, 1/27/2025[1,2,3]	6,688,934
4,000,000	Catamaran CLO 2014-1 Ltd. (Cayman Islands) 3.507%, 4/20/2026[1,2,3]	3,680,108
3,000,000	Catamaran CLO 2014-2 Ltd. (Cayman Islands) 3.770%, 10/18/2026[1,2,3]	2,795,921
4,510,000	Cent CLO 17 (Cayman Islands) 6.233%, 1/30/2025[1,2,3]	4,312,462
3,000,000	Cent CLO 19 Ltd. (Cayman Islands) 5.203%, 10/29/2025[1,2,3]	2,691,300
	Cent CLO 22 Ltd. (Cayman Islands)
5,000,000	3.983%, 11/7/2026[1,2,3]	4,747,000
1,500,000	6.633%, 11/7/2026[1,2,3]	1,325,700
2,500,000	CIFC Funding 2011-I Ltd. (Cayman Islands) 3.357%, 1/19/2023[1,2,3]	2,435,192
2,000,000	CIFC Funding 2012-I Ltd. (Cayman Islands) 6.483%, 8/14/2024[1,3]	2,000,177
	CIFC Funding 2014-IV Ltd. (Cayman Islands)
5,000,000	3.657%, 10/17/2026[1,2,3]	4,635,104
2,000,000	5.107%, 10/17/2026[1,2,3]	1,747,744
2,750,000	Dryden 30 Senior Loan Fund (Cayman Islands) 3.432%, 11/15/2025[1,2,3]	2,555,905
500,000	Dryden 37 Senior Loan Fund (Cayman Islands) 0.000%, 4/15/2027[1,3]	437,500

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$3,800,000	Dryden XXII Senior Loan Fund (Cayman Islands) 4.247%, 1/15/2022[1,2,3]	$3,838,428
	Dryden XXIII Senior Loan Fund (Cayman Islands)
2,520,000	6.253%, 7/17/2023[1,2,3]	2,498,430
1,750,000	7.253%, 7/17/2023[1,2,3]	1,732,643
5,750,000	Dryden XXIV Senior Loan Fund (Cayman Islands) 6.132%, 11/15/2023[1,2,3]	5,575,200
14,500,000	Flatiron CLO 2011-1 Ltd. (Cayman Islands) 3.853%, 1/15/2023[1,2,3]	14,278,220
	Flatiron CLO 2013-1 Ltd. (Cayman Islands)
6,000,000	3.857%, 1/17/2026[1,2,3]	5,719,249
500,000	5.157%, 1/17/2026[1,2,3]	446,421
	Flatiron CLO 2014-1 Ltd. (Cayman Islands)
4,000,000	3.557%, 7/17/2026[1,2,3]	3,723,183
2,000,000	5.257%, 7/17/2026[1,2,3]	1,770,000
2,250,000	Flatiron CLO Ltd. (Cayman Islands) 5.756%, 10/25/2024[1,2,3]	2,130,923
2,600,000	Fraser Sullivan CLO VII Ltd. (Cayman Islands) 4.257%, 4/20/2023[1,2,3]	2,544,164
8,000,000	Gramercy Park CLO Ltd. (Cayman Islands) 5.753%, 7/17/2023[1,3]	7,939,959
	Greywolf CLO II Ltd. (Cayman Islands)
4,700,000	4.083%, 4/15/2025[1,2,3]	4,497,900
500,000	4.953%, 4/15/2025[1,2,3]	441,550
	Greywolf CLO III Ltd. (Cayman Islands)
3,000,000	2.307%, 4/22/2026[1,2,3]	2,909,064
6,500,000	3.857%, 4/22/2026[1,2,3]	6,129,768
2,100,000	5.357%, 4/22/2026[1,2,3]	1,878,938
1,000,000	6.007%, 4/22/2026[1,2,3]	845,020
2,000,000	ING IM CLO 2012-1 Ltd. (Cayman Islands) 3.941%, 3/14/2022[1,2,3]	1,997,852
3,250,000	ING IM CLO 2012-2 Ltd. (Cayman Islands) 6.353%, 10/15/2022[1,2,3]	3,221,728
	Jamestown CLO I Ltd. (Cayman Islands)
1,810,000	4.232%, 11/5/2024[1,2,3]	1,760,400
2,860,000	5.732%, 11/5/2024[1,2,3]	2,718,716
1,000,000	Jamestown CLO II Ltd. (Cayman Islands) 6.007%, 1/22/2025[1,2,3]	940,442
1,000,000	Jamestown CLO III Ltd. (Cayman Islands) 3.552%, 1/15/2026[1,2,3]	931,351
5,000,000	Jamestown CLO IV Ltd. (Cayman Islands) 3.753%, 7/15/2026[1,2,3]	4,698,991
2,250,000	Limerock CLO II Ltd. (Cayman Islands) 3.407%, 4/18/2026[1,2,3]	2,014,875

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$2,950,000	Madison Park Funding VIII Ltd. (Cayman Islands) 2.457%, 4/22/2022[1,3]	$2,944,854
5,000,000	Madison Park Funding XIV Ltd. (Cayman Islands) 3.857%, 7/20/2026[1,2,3]	4,738,093
5,000,000	Marathon CLO VI Ltd. (Cayman Islands) 2.283%, 5/13/2025[1,2,3]	4,883,661
4,500,000	Marine Park CLO Ltd. (Cayman Islands) 5.982%, 5/18/2023[1,2,3]	4,329,000
4,000,000	Mountain View CLO 2013-1 Ltd. (Cayman Islands) 3.552%, 4/12/2024[1,2,3]	3,640,000
	Mountain View CLO 2014-1 Ltd. (Cayman Islands)
3,000,000	4.003%, 10/15/2026[1,3]	2,845,912
1,000,000	5.583%, 10/15/2026[1,3]	899,700
3,000,000	Mountain View Funding CLO 2006-1 Ltd. (Cayman Islands) 4.653%, 4/15/2019[1,2,3]	2,963,587
5,000,000	Neuberger Berman CLO XII Ltd. (Cayman Islands) 6.506%, 7/25/2023[1,3]	4,952,535
	Neuberger Berman CLO XV (Cayman Islands)
2,000,000	3.503%, 10/15/2025[1,2,3]	1,837,724
1,500,000	4.853%, 10/15/2025[1,2,3]	1,300,325
500,000	Neuberger Berman CLO XVI Ltd. (Cayman Islands) 3.603%, 4/15/2026[1,2,3]	460,444
2,000,000	Neuberger Berman CLO XVII Ltd. (Cayman Islands) 3.706%, 8/4/2025[1,2,3]	1,866,246
4,000,000	OCP CLO 2012-1 Ltd. (Cayman Islands) 3.747%, 3/22/2023[1,2,3]	4,002,310
3,500,000	OHA Loan Funding 2013-1 Ltd. (Cayman Islands) 3.831%, 7/23/2025[1,2,3]	3,345,599
1,500,000	OZLM Funding III Ltd. (Cayman Islands) 5.257%, 1/22/2025[1,2,3]	1,358,124
1,750,000	OZLM Funding IV Ltd. (Cayman Islands) 3.457%, 7/22/2025[1,2,3]	1,616,496
	OZLM Funding Ltd. (Cayman Islands)
5,000,000	5.257%, 7/22/2023[1,2,3]	5,025,764
3,000,000	4.583%, 10/30/2023[1,2,3]	2,968,866
3,500,000	OZLM Funding V Ltd. (Cayman Islands) 3.728%, 1/17/2026[1,2,3]	3,280,972
5,000,000	OZLM VI Ltd. (Cayman Islands) 3.757%, 4/17/2026[1,2,3]	4,680,560
3,000,000	OZLM VII Ltd. (Cayman Islands) 3.857%, 7/17/2026[1,2,3]	2,817,170
2,000,000	OZLM VIII Ltd. (Cayman Islands) 5.225%, 10/17/2026[1,2,3]	1,772,016

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$5,000,000	Race Point V CLO Ltd. (Cayman Islands) 6.241%, 12/15/2022[1,2,3]	$5,074,865
3,000,000	Seneca Park CLO Ltd. (Cayman Islands) 3.757%, 7/17/2026[1,2,3]	2,829,193
3,250,000	Sudbury Mill CLO Ltd. (Cayman Islands) 3.757%, 1/17/2026[1,2,3]	3,047,189
1,650,000	Symphony CLO VII Ltd. (Cayman Islands) 3.456%, 7/28/2021[1,2,3]	1,651,989
2,950,000	Symphony CLO X Ltd. (Cayman Islands) 5.507%, 7/23/2023[1,2,3]	2,955,863
	TICP CLO I Ltd. (Cayman Islands)
3,000,000	3.556%, 4/26/2026[1,2,3]	2,756,618
1,500,000	4.756%, 4/26/2026[1,2,3]	1,298,921
3,000,000	TICP CLO II Ltd. (Cayman Islands) 3.531%, 7/20/2026[1,2,3]	2,749,205
4,500,000	TICP CLO III Ltd. (Cayman Islands) 5.785%, 1/20/2027[1,2,3]	4,131,391
5,000,000	Trinitas CLO I Ltd. (Cayman Islands) 2.153%, 4/15/2026[1,2,3]	4,770,220
4,000,000	Voya CLO 2014-2 Ltd. (Cayman Islands) 3.557%, 7/17/2026[1,2,3]	3,720,841
3,550,000	West CLO 2012-1 Ltd. (Cayman Islands) 6.733%, 10/30/2023[1,2,3]	3,530,044
5,500,000	West CLO 2013-1 Ltd. (Cayman Islands) 5.132%, 11/7/2025[1,2,3]	4,810,442
2,000,000	West CLO 2014-1 Ltd. (Cayman Islands) 3.683%, 7/18/2026[1,2,3]	1,862,194
		346,928,511

	TOTAL BONDS (Cost $351,667,121)	346,928,511

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
200	iShares iBoxx $ Investment Grade Corporate Bond ETF Exercise Price: $117.00, Expiration Date: February 20, 2015*	—

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $6,278)	—

	TOTAL INVESTMENTS – 92.1% (Cost $351,673,399)	346,928,511

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

		Value

	Other Assets in Excess of Liabilities – 7.9%	$29,729,598
	TOTAL NET ASSETS – 100.0%	$376,658,109

Number of Shares

	SECURITIES SOLD SHORT – (0.7)%
	EXCHANGE-TRADED FUNDS – (0.7)%
(20,000)	iShares iBoxx $ Investment Grade Corporate Bond ETF	$(2,477,800)
	TOTAL SECURITIES SOLD SHORT (Proceeds $2,409,644)	$(2,477,800)

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	iShares iBoxx $ Investment Grade Corporate Bond ETF
(200)	Exercise Price: $123.00, Expiration Date: February 20, 2015*	$(19,500)
		(19,500)

	PUT OPTIONS – 0.0%
	iShares iBoxx $ Investment Grade Corporate Bond ETF
(200)	Exercise Price: $113.00, Expiration Date: March 20, 2015*	—
		—

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $10,944)	$(19,500)

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.
[2]	Callable.
[3]	Variable, floating or step rate security.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued
As of January 31, 2015

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
AK Steel Corp.	Pay	5.00%	3/20/20	$1,000,000	$127,500	$30,915
Alcoa, Inc.	Pay	1.00	3/20/20	1,500,000	67,462	(17,867)
Markit CDX.NA
High Yield Series 22 Index	Receive	5.00	6/20/19	1,980,000	137,138	(1,700)
Staples, Inc.	Pay	1.00	3/20/20	1,500,000	52,833	1,381
SunGard Data Systems, Inc.	Receive	5.00	6/20/19	1,500,000	141,018	9,406
SUPERVALU, Inc.	Pay	5.00	6/20/19	1,000,000	(54,059)	(49,071)
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$471,892	$(26,936)

TOTAL RETURN SWAP CONTRACTS

Counterparty/ Reference Entity	Notional Amount	Pay/Receive Total Return Reference Entity	Financing Rate	Termination Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank
Loan Funding I, Ltd. - OTC(b)	$5,000,000	Receive	1-Month LIBOR + 1.40%	1/22/16	$-	$-
TOTAL TOTAL RETURN SWAP CONTRACTS					$-	$-

(a)	If Palmer Square Income Plus Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Income Plus Fund is receiving a fixed rate, Palmer Square Income Plus Fund acts as guarantor of the variable instrument.

(b)	Loan Funding I, Ltd. consists of a portfolio of bank loans.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
SUMMARY OF INVESTMENTS
As of January 31, 2015

Security Type/Sector	Percent of Total Net Assets
Total Asset-Backed Securities	92.1%
Total Purchased Options Contracts	0.0%
Total Investments	92.1%
Other Assets in Excess of Liabilities	7.9%
Total Net Assets	100.0%
See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 3015

Assets:
Investments, at value (cost $351,667,121)	$346,928,511
Purchased options contracts, at value (cost $6,278)	−
Cash	25,218,785
Cash held by broker	6,782,521
Receivables:
Premiums paid on open swap contracts	525,951
Unrealized appreciation on open swap contracts	41,702
Fund shares sold	339,164
Interest	1,407,164
Prepaid offering costs	2,681
Prepaid expenses	40,494
Total assets	381,286,973

Liabilities:
Securities sold short, at value (proceeds $2,409,644)	2,477,800
Written options contracts, at value (proceeds $10,944)	19,500
Payables:
Premiums received on open swap contracts	54,059
Unrealized depreciation on open swap contracts	68,638
Fund shares redeemed	1,272,210
Investment securities purchased	437,797
Advisory fees	163,854
Shareholder servicing fees (Note 6)	35,387
Fund administration fees	23,244
Auditing fees	16,749
Fund accounting fees	14,644
Transfer agent fees and expenses	5,002
Custody fees	1,107
Chief Compliance Officer fees	147
Trustees' fees and expenses	125
Accrued other expenses	38,601
Total liabilities	4,628,864

Net Assets	$376,658,109

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of January 31, 3015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$380,570,458
Accumulated net investment income	1,187,678
Accumulated net realized loss on investments, purchased options contracts,
written options contracts, swap contracts and swaptions contracts	(251,491)
Net unrealized depreciation on:
Investments	(4,738,610)
Purchased options contracts	(6,278)
Securities sold short	(68,156)
Written options contracts	(8,556)
Swap contracts	(26,936)
Net Assets	$376,658,109

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$376,658,109
Shares of beneficial interest issued and outstanding	38,169,833
Offering and redemption price per share	$9.87

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF OPERATIONS
For the Period February 28, 2014* through January 31, 2015

Investment Income:
Interest	$11,534,279
Total investment income	11,534,279

Expenses:
Advisory fees	1,531,247
Administration fees	129,660
Shareholder servicing fees (Note 6)	105,768
Fund accounting fees	91,987
Registration fees	51,773
Miscellaneous	35,513
Transfer agent fees and expenses	35,426
Offering costs	32,272
Custody fees	25,758
Legal fees	21,851
Auditing fees	16,749
Shareholder reporting fees	10,374
Brokerage expense	5,884
Trustees' fees and expenses	4,540
Chief Compliance Officer fees	3,539
Insurance fees	1,109
Total expenses	2,103,450
Advisory fees waived	(9,447)
Net expenses	2,094,003
Net investment income	9,440,276

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short, Written Options Contracts,
Swap Contracts and Swaptions Contracts:
Net realized gain (loss) on:
Investments	(125,302)
Purchased options contracts	(89,546)
Written options contracts	12,712
Swap contracts	(57,287)
Swaptions contracts	17,589
Net realized loss	(241,834)
Net change in unrealized appreciation/depreciation on:
Investments	(5,746,674)
Purchased options contracts	(6,278)
Securities sold short	(68,156)
Written options contracts	(8,556)
Swap contracts	(26,936)
Net change in unrealized appreciation/depreciation	(5,856,600)
Net realized and unrealized loss on investments, purchased options contracts, securities sold short,
written options contracts, swap contracts and swaptions contracts	(6,098,434)
Net Increase in Net Assets from Operations	$3,341,842

*   Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period February 28, 2014* through January 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$9,440,276
Net realized loss on investments, purchased options contracts,
written options contracts, swap contracts and swaptions contracts	(241,834)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts,
securities sold short, written options contracts and swap contracts	(5,856,600)
Net increase in net assets resulting from operations	3,341,842

Distributions to Shareholders:
From net investment income	(8,301,951)
Total distributions to shareholders	(8,301,951)

Capital Transactions:
Net proceeds from shares sold	323,796,744
Capital issued in connection with reorganization of private fund (Note 1)	94,313,788
Reinvestment of distributions	8,050,738
Cost of shares redeemed[1]	(44,543,052)
Net increase in net assets from capital transactions	381,618,218

Total increase in net assets	376,658,109

Net Assets:
Beginning of period	−
End of period	$376,658,109

Accumulated net investment income	$1,187,678

Capital Share Transactions:
Shares sold	32,426,010
Shares issued in connection with reorganization of private fund (Note 1)	9,428,446
Shares reinvested	811,832
Shares redeemed	(4,496,455)

Net increase in capital share transactions	38,169,833

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $28,909.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period February 28, 2014* through January 31, 2015

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.31
Net realized and unrealized loss on investments	(0.19)
Total from investment operations	0.12
Less Distributions:
From net investment income	(0.25)
Total distributions	(0.25)

Redemption fee proceeds[1]	−	[2]

Net asset value, end of period	$9.87

Total return[5]	1.25%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$376,658

Ratio of expenses to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	0.76%	[4]
After fees waived and expenses absorbed	0.75%	[4]

Ratio of net investment income to average net assets (including brokerage expense):
Before fees waived and expenses absorbed	3.38%	[4]
After fees waived and expenses absorbed	3.39%	[4]

Portfolio turnover rate	14%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.
[5]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS
January 31, 2015

Note 1 – Organization
Palmer Square Income Plus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek income and capital appreciation.  The Fund commenced investment operations on February 28, 2014.

The Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $94,313,788 transfer of shares of the Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”).  This exchange was nontaxable, whereby the Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Fund.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,953, which are being amortized over a one-year period from February 28, 2014 (commencement of operations).

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.  In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value.  The notional value will be used to segregate liquid assets for selling protection on credit default swaps.  If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index).  That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

Transactions in written swaptions contracts for the period February 28, 2014 (commencement of operations) through January 31, 2015 were as follows:

	Notional Value of Contracts	Premium Amount
Outstanding at February 28, 2014 (commencement of operations)	-	$-
Swaptions written	9,955,000	136,151
Swaptions terminated in closing purchasing transactions	(4,485,000)	(80,018)
Swaptions expired	(2,500,000)	(7,425)
Swaptions exercised	(2,970,000)	(48,708)
Outstanding at January 31, 2015	-	$-

(e) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written options contracts for the period February 28, 2014 (commencement of operations) through January 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at February 28, 2014 (commencement of operations)	-	$-
Options written	1,600	33,378
Options closed	-	-
Options expired	(1,000)	(12,712)
Options exercised	(200)	(9,722)
Outstanding at January 31, 2015	400	$10,944

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period February 28, 2014 (commencement of operations) through January 31, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.55% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization  and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund's average daily net assets until May 31, 2015.

For the period February 28, 2014 (commencement of operations) through January 31, 2015, the Advisor waived advisory fees totaling $9,447. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At January 31, 2015, the amount of these potentially recoverable expenses was $9,447. The Advisor may recapture all or a portion of this amount no later than January 31, 2018.

IMST Distributors, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period February 28, 2014 (commencement of operations) through January 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the period February 28, 2014 (commencement of operations) through January 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At January 31, 2015, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$351,676,811

Gross unrealized appreciation	$377,938
Gross unrealized depreciation	(5,126,238)

Net unrealized depreciation on investments	$(4,748,300)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period February 28, 2014 (commencement of operations) through January 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (39,696)	$ 49,353	$ (9,657)

As of January 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,160,742
Undistributed long-term capital gains	-
Tax accumulated earnings	1,160,742

Accumulated capital and other losses	(248,079)
Unrealized depreciation on investments	(4,748,300)
Unrealized depreciation on securities sold short and written options	(76,712)
Total accumulated deficit	$(3,912,349)

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

The tax character of distributions paid during the period February 28, 2014 (commencement of operations) through January 31, 2015 was as follows:

Distribution paid from:	2015
Ordinary income	$8,301,951
Long-term capital gains	-
Total distributions paid	$8,301,951

As of January 31, 2015, the Fund had a short-term capital loss carryover of $211,435 and a long-term capital loss carryforward of $36,644. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the period February 28, 2014 (commencement of operations) through January 31, 2015, purchases and sales of investments, excluding short-term investments, options, swap contracts and swaptions were $294,711,458 and $35,023,150 respectively. Securities sold short and short securities covered were $2,409,644 and $0, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.  The Shareholder Service Plan was effective July 1, 2014.

For the period July 1, 2014 through January 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 180 days of purchase.  Prior to March 14, 2014, the Fund imposed a redemption fee of 2.00% of the total redemption amount within 90 days of purchase and a redemption fee of 1.00% within 91 to 180 days of purchase.  For the period February 28, 2014 (commencement of operations) through January 31, 2015, the Fund received $28,909 in redemption fees.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of January 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Bonds**	$-	$346,928,511	$-	$346,928,511
Purchased Options Contracts	-	-	-	-
Other Financial Instruments***
Credit Default Swaps	-	41,702	-	41,702
Total Assets	$-	$346,970,213	$-	$346,970,213
Liabilities
Investments
Securities Sold Short	$2,477,800	$-	$-	$2,477,800
Written Options Contracts	-	19,500	-	19,500
Other Financial Instruments***
Credit Default Swaps	-	68,638	-	68,638
Total Return Swaps	-	-	-	-
Total Liabilities	$2,477,800	$88,138	$-	$2,565,938

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

*	The Fund did not hold any Level 3 securities at period end.
**	All bonds held in the Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts, swaptions contracts and swap contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of January 31, 2015 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at value	$-	$-	$-	$-	$-
Unrealized appreciation on open swap contracts	41,702	-	-	-	41,702
	$41,702	$-	$-	$-	$41,702

Liabilities
Written options contracts, at value	$-	$19,500	$-	$-	$19,500
Unrealized depreciation on open swap contracts	68,638	-	-	-	68,638
	$68,638	$19,500	$-	$-	$88,138

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

The effects of derivative instruments on the Statement of Operations for the period ended January 31, 2015 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(89,546)	$-	$-	$(89,546)
Written options contracts	-	12,712	-	-	12,712
Swap contracts	(57,287)	-	-	-	(57,287)
Swaptions contracts	17,589	-	-	-	17,589
	$(39,698)	$(76,834)	$-	$-	$(116,532)
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(6,278)	$-	$-	$(6,278)
Written options contracts	-	(8,556)	-	-	(8,556)
Swap contracts	(26,936)	-	-	-	(26,936)
	$(26,936)	$(14,834)	$-	$-	$(41,770)

The notional amount and the number of contracts are included on the Schedule of Investments.  The quarterly average volumes of derivative instruments as of January 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$10,050,625
	Swaptions contracts	Notional amount	$(1,117,500)
Equity contracts	Purchased options contracts	Number of contracts	175
	Written options contracts	Number of contracts	(350)
Interest rate contracts	Swap contracts	Notional amount	$1,250,000

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Palmer Square Income Plus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2015

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below.  Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

		Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/ Statement of Assets and Liabilities Category	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	$41,702	$(41,702)	$-	$-
Unrealized depreciation on open swap contacts – liability payable	68,638	(41,702)	(26,936)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the statement of assets and liabilities.  Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Palmer Square Income Plus Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Income Plus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of January 31, 2015, and the related statement of operations, the statement of changes in net assets and financial highlights for the period February 28, 2014 (commencement of operations) through January 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund as of January 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period February 28, 2014 (commencement of operations) through January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 30, 2015

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:
Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	73	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	73	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	73	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	73	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	73	Investment Managers Series Trust II, a registered investment company.

Palmer Square Income Plus Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Palmer Square Income Plus Fund
EXPENSE EXAMPLE
For the Period Ended January 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2014 to January 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/1/14	1/31/15	8/1/14 – 1/31/15
Actual Performance*	$ 1,000.00	$ 1,003.70	$ 3.94
Hypothetical (5% annual return before expenses)	1,000.00	1,021.28	3.97

*	Expenses are equal to the Fund’s annualized expense ratios of 0.78%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

Palmer Square Income Plus Fund
a series of Investment Managers Series Trust

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388

Privacy Principles of the Palmer Square Income Plus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Income Plus Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (866) 933-9033. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Palmer Square Income Plus Fund
 P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2015	FYE 1/31/2014
Audit Fees	$14,250	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2015	FYE 1/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 1/31/2015	FYE 1/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	4/9/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	4/9/2015